Convertible promissory notes and derivative liability	6 Months Ended
Mar. 31, 2023
Convertible promissory notes and derivative liability
Convertible promissory notes and derivative liability

Note 8 - Convertible promissory notes and derivative liability

On September 26, 2022, the Company completed a $6.42 million convertible promissory note with an institutional investor (the “Investor”). Pursuant to the Securities Purchase Agreement, dated as of September 26, 2022, the Company issued and sold to the Investor a convertible promissory note of $6.42 million due on September 25, 2023, convertible into ordinary shares, $0.025 par value per share, at a discount of $0.42 million. Upon issuance, this convertible promissory note converts at the 80% of the market price. The Company accounted for this conversion feature as a derivative liability. In connection herewith, the Company recorded a derivative liability of $3.87 million and a debt discount of $3.87 million upon issuance of this convertible promissory note. As of March 31, 2023 and September 30, 2022, the fair value of this derivative liability was nil and $3.45 million, the change in fair value of derivative liability of $2.1 million and $0.42 million was recorded in other income, respectively. The debt discount was amortized over the term of the convertible promissory note and, as of March 31, 2023 and September 30, 2022 the Company recorded amortization of debt issuance cost of $1.5 million and $48,160 in other expenses, respectively. As of March 31, 2023 and September 30, 2022, the balance of the convertible promissory note, net of amortization, amounted to $6.2 million and $2.18 million, respectively.

Subsequent to September 30, 2022, the Company received comments from the Staff of NASDAQ Listing Qualifications that the Note did not provide for a floor price for the possible future conversions and that a future priced security without a floor price has public interest implications pursuant to NASDAQ Listing Rule 5101 (the “Rule”); management of the Company has determined that the floor price under the Note is assumed to be $0.12, which is calculated based on an 80% discount of the Nasdaq Minimum Price of $0.5785 on the date of the Company’s entry into the Agreement with the Investor; and the Company believes it to be in the best interests of the Company and the shareholders that the Company shall repay the Note in cash in the event conversions would result in the aggregate effective conversion price falling below $0.12.

On April 7, 2023 and May 3, 2023, the Investor redeemed $0.15 million and $0.2 million of the outstanding balance at a conversion price of $0.3645 and $0.3501 and 411,522 and 571,265 ordinary shares were issued as a result of conversion, respectively.

On June 16, 2023 and July 25, 2023, the Investor redeemed $0.2 million and $0.35 million of the outstanding balance at a conversion price of $0.3599 and $0.3622 and 561,955 and 966,316 ordinary shares were issued as a result of conversion, respectively.